Exhibit 99.1

7GC & Co. Holdings Inc. and Banzai Complete Business Combination

Banzai’s Class A Common Stock and Warrants to List on Nasdaq Under Ticker Symbols “BNZI” and “BNZIW”, Respectively, on December 15, 2023

SAN FRANCISCO, CA and SEATTLE, WA – December 15, 2023 – 7GC & Co. Holdings Inc. (NASDAQ: VII) (“VII” or “7GC”), a publicly-traded special purpose acquisition company, and Banzai International, Inc. (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced the closing of the previously announced business combination (the “Business Combination”) between 7GC and Banzai. The combined company will operate under the name “Banzai International, Inc.”. Beginning on December 15, 2023, Banzai will commence trading of its Class A common stock on the Nasdaq Global Market under the ticker symbol “BNZI” and warrants on the Nasdaq Capital Market under the ticker symbol “BNZIW”. The Business Combination was approved by 7GC stockholders at a special meeting of stockholders held on December 13, 2023.

Joe Davy, CEO and Founder of Banzai, stated: “Banzai is building a seamlessly-integrated platform of essential Marketing Technology SaaS tools to better serve customers who are frustrated by this fragmented industry. Today is day one for Banzai’s next phase of growth and will enable us to consolidate the fragmented Marketing Technology industry. This public listing will enable us to accelerate our strategy. We are excited to begin our journey as a publicly traded company and look forward to the opportunities ahead of us.”

Jack Leeney, Chairman and CEO of 7GC, commented: “We are proud to be partnering with Joe and the rest of the management team at Banzai. A public listing catalyzes the Company’s consolidation strategy in the highly attractive MarTech vertical, and we believe that Banzai will thrive as a publicly traded company with a compelling growth story.”

Perkins Coie LLP is serving as legal advisor to Banzai, and Sidley Austin LLP is serving as legal advisor to 7GC.

About 7GC

7GC was a special purpose acquisition company traded on the Nasdaq Stock Market under the ticker: VII and sponsored by a partnership between 7GC & Co Sarl, a technology growth fund based in San Francisco, California and Berlin, Germany and Hennessy Capital LLC, a leading independent SPAC sponsor based in Wilson, Wyoming and Los Angeles, California. 7GC was led by its Chief Executive Officer, Jack Leeney, and its Chief Financial Officer, Christopher Walsh.

About Banzai

Banzai is a marketing technology company that provides essential marketing and sales solutions for businesses of all sizes. On a mission to help their customers achieve their mission, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Square, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io/.

Forward-Looking Statements

Certain statements included in this press release are forward-looking statements within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, ability to accelerate Banzai’s go-to-market strategy and capitalize on commercial opportunities, potential benefits of the Business Combination and the potential success of Banzai’s go-to-market strategy. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Banzai’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Banzai. These forward-looking statements are subject to a number of risks and uncertainties, including: the failure to maintain Nasdaq listing of Banzai’s securities; changes in domestic and foreign business, market, financial, political and legal conditions;; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Banzai; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Banzai and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Banzai as a result of the announcement and consummation of the Business Combination; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the impact of geopolitical, macroeconomic and market conditions, including the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in 7GC’s final prospectus filed on November 13, 2023, Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, the registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”) initially filed on August 31, 2023, and the definitive proxy statement / prospectus contained therein, in each case, under the heading “Risk Factors,” and other documents of 7GC filed, or to be filed, with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Banzai does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banzai’s expectations, plans or forecasts of future events and views as of the date of this press release. Banzai anticipates that subsequent events and developments will cause Banzai’s assessments to change. However, while Banzai may elect to update these forward-looking statements at some point in the future, Banzai specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Banzai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors

Cody Slach, Ralf Esper

Gateway Group

949-574-3860

VII@gateway-grp.com

Media

Brenlyn Motlagh

Gateway Group

617-797-1979

VII@gateway-grp.com